Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated May 6, 2022
to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated December 29, 2021, as previously supplemented, for
PMC Core Fixed Income Fund and PMC Diversified Equity Fund
(each, a “Fund” and together, the “Funds”),
each a series of Trust for Professional Managers

Effective immediately, the address of the Fund’s investment adviser, Envestnet Asset Management, Inc. (the “Adviser”), is:

Envestnet Asset Management, Inc.
35 East Wacker Drive, Suite 2400
Chicago, Illinois 60601

Accordingly, all references to the Adviser’s former address (1000 Chesterbrook Boulevard, Suite 250, Berwyn, PA 19312) in the Prospectus, Summary Prospectus and SAI are hereby replaced with the Adviser’s address listed above.

Also effective immediately, Model/Algorithm Risk is added as a principal risk for each of the Funds:

Model/Algorithm Risk. The Adviser seeks to pursue the Fund’s investment objective by using models/algorithms that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models/algorithms and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models/algorithms (including, but not limited to, software issues and other technological issues). There is no guarantee that the Adviser’s use of these models will result in effective investment decisions for the Fund.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI